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                                                                   EXHIBIT 10.15


                            FIFTH AMENDMENT TO SECOND
                       AMENDED AND RESTATED LOAN AGREEMENT


         This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Fifth Amendment") dated effective January 16, 1999, is by and between VENUS EXPLORATION, INC., a Delaware corporation, formerly known as XPLOR CORPORATION, a Delaware corporation (the "Borrower"), and WELLS FARGO BANK (TEXAS), N.A., a national banking association (the "Bank").


                              W I T N E S S E T H:


         WHEREAS, Bank and Borrower entered into that certain Second Amended and Restated Loan Agreement dated December 22, 1997 (as the same has been previously amended through the date hereof is herein called the "Loan Agreement"), pursuant to which Borrower obtained a credit facility in the amount of up to the lesser of the Borrowing Base (as defined in the Loan Agreement) or the Commitment (as defined in the Loan Agreement); and

         WHEREAS, Bank and Borrower now desire to further amend that Loan Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to the Loan Agreement. The Loan Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended as follows:

                  (a) Section 6.34, Transaction, to the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "6.34 Transaction. On or before March 15, 1999, Borrower shall have either consummated a Transaction or have entered into a binding letter of intent, in form and substance acceptable to Bank, to consummate a Transaction within thirty (30) days thereafter."

         2. Ratifications. The terms and provisions as set forth in this Fifth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, and except as expressly modified and superseded by this Fifth Amendment, the terms of the Note and any and all other Loan Documents executed in connection therewith or hereunto are hereby ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Loan



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Agreement, as amended hereby, the Note and the other Loan Documents shall continue to be the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

         3. Representations and Warranties. Borrower hereby represents and warrants to Bank that (i) the execution, delivery and performance of this Fifth Amendment, and the other documents to be executed and delivered as required hereby have been duly authorized by all requisite action on the part of Borrower; (ii) after giving effect to this Fifth Amendment, the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document executed in connection herewith or therewith are true, correct and complete on and as of the date hereof as though made on and as of the date hereof; and (iii) after giving effect to this Fifth Amendment, no Event of Default or Potential Default has occurred and is continuing.

         4. Covenant Deviation and Waiver. Without giving effect to this Fifth Amendment, Borrower would have failed to observe or maintain compliance with the Current Ratio covenant set forth in Section 6.16 of the Loan Agreement and the Tangible Net Worth covenant set forth in Section 6.17 of the Loan Agreement. Borrower has requested, and Bank has approved, a deviation from such compliance with respect to the aforementioned covenants for a period from the date hereof through March 15, 1999, at which time Borrower must be in compliance therewith. It is understood and agreed that Bank's consent to such deviation shall in no way act as a waiver of any covenants, restrictions, rights or remedies with respect to the Loan Agreement, but that such deviation shall apply only to the specific matter and instance set forth hereinabove.

         5. Status of Claims. Borrower hereby represents and warrants to Bank that no facts, events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against Bank, or any defense to the payment of any of the Obligations. Borrower hereby releases, relinquishes and forever discharges Bank, its successors, assigns, agents, officers, directors, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Bank, its successors, assigns, agents, officers, directors, employees and representatives, arising out of or with respect to any and all transactions relating to the Loan Agreement, this Fifth Amendment, or any Loan Document, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Bank, its successors, assigns, agents, officers, directors, employees or representatives.

         6. Conditions Precedent to Effectiveness of Fifth Amendment. This Fifth Amendment shall become effective and be deemed effective upon receipt by Bank of the following:

                  (i) counterparts of this Fifth Amendment duly executed by Borrower and Bank;

                  (ii) there shall not have been, in the sole judgment of Bank, any material adverse change in the financial condition, business or operations of Borrower;

                  (iii) payment by Borrower of the fees and expenses of counsel to Bank in



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         connection with the preparation and negotiation of this Fifth Amendment and all documents and instruments contemplated hereby; and

                  (iv) the execution and delivery by Borrower of such additional documents and instruments that Bank and its counsel may deem necessary to effectuate this Fifth Amendment or any document executed and delivered to Bank in connection herewith or therewith.

         7. Execution Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the internal Laws of the State of Texas.

         9. Successors and Assigns. This Fifth Amendment is binding upon and shall inure to the benefit of Borrower and Bank and its respective successors and assigns; provided, however, Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Bank.

         10. Headings. The headings, captions and arrangements used in this Fifth Amendment are for convenience only and shall not effect the interpretation of this Fifth Amendment.

         11. NO ORAL AGREEMENTS. THIS FIFTH AMENDMENT, TAKEN TOGETHER WITH THE OTHER LOAN DOCUMENTS AND ALL SCHEDULES AND EXHIBITS THERETO, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         12. AGREEMENT FOR BINDING ARBITRATION. THE PARTIES AGREE TO BE BOUND BY THE TERMS AND PROVISIONS OF THE CURRENT ARBITRATION PROGRAM OF WELLS FARGO BANK (TEXAS), N.A., WHICH IS INCORPORATED BY REFERENCE HEREIN AND IS ACKNOWLEDGED AS RECEIVED BY THE PARTIES, PURSUANT TO WHICH ANY AND ALL DISPUTES SHALL BE RESOLVED BY MANDATORY BINDING ARBITRATION UPON THE REQUEST OF EITHER PARTY.



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                                       "BORROWER"

                                       VENUS EXPLORATION, INC.


                                       By:      /s/ JOHN Y. AMES
                                          --------------------------------------
                                       Name:    John Y. Ames
                                            ------------------------------------
                                       Title:   President
                                             -----------------------------------

                                       "BANK"

                                       WELLS FARGO BANK (TEXAS) N.A.


                                       By:      /s/ ANDREW A. MOY
                                          --------------------------------------
                                           Andrew A. Moy, Vice President